Exhibit 99.5

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of November 28, 2016, is executed by and between The Female Health Company ("Pledgor"), with its chief executive office and principal place of business located at 150 N. Michigan Avenue, Suite 1580, Chicago, Illinois 60601, and BMO Harris Bank N.A., a national banking association ("Lender").  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement referred to herein below.

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement dated as of December 29, 2015, as amended by that certain First Amendment and Waiver to Credit Agreement and Security Agreement dated as of January 4, 2016, that certain Consent and Amendment to Credit Agreement dated as of March 31, 2016, and that certain Third Amendment to Credit Agreement dated as of the date hereof (such Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement;" terms not otherwise defined herein shall have the meanings provided for in the Credit Agreement), by and among Pledgor and Aspen Park Pharmaceuticals, Inc., a Delaware corporation (“APP” or “Issuer”) (Pledgor and APP are collectively sometimes hereinafter referred to as "Borrowers”), Guarantors, and Lender, Lender has agreed to make certain loans and other extensions of credit to or for the account of Borrowers which loans, among other things, constitute the "Obligations" (as such term is defined in the Credit Agreement), in each case upon the terms and subject to the conditions set forth therein, and which loans are evidenced by an Amended and Restated Revolving Note dated as of the date hereof executed by Borrowers in the original principal amount of $10,000,000.00 (the “Note”); and

WHEREAS, Pledgor is the record and/or beneficial owner of 100% of the issued and outstanding capital stock of Issuer;

WHEREAS, Issuer is a wholly-owned Subsidiary of the Pledgor; and

WHEREAS, Lender has required, as a condition, among others, to the Loans and other extensions of credit under the Note by Lender to Borrowers, and in consideration thereof, that Pledgor execute and deliver this Agreement to Lender to secure the Obligations of the Borrowers to the Lender pursuant to the Credit Agreement and other Loan Documents;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

1. Pledge.  Pledgor hereby pledges to Lender, and grants to Lender a first priority perfected security interest and Lien, on all of the following property and interests in property of Pledgor (the "Pledged Collateral"):

(a) all capital stock of Issuer now or at any time or times hereafter owned or held beneficially or of record by Pledgor, including, without limitation, all of such capital stock  described on Exhibit A hereto (collectively, the "Pledged Securities");

(b) all warrants, options and other rights to acquire, and rights in and to, the capital stock of Issuer now or at any time or times hereafter owned or held beneficially or of record by Pledgor (collectively, the "Rights");

(c) all instruments and certificates representing or evidencing the capital stock of Issuer owned or held beneficially or of record by Pledgor;

(d) all other property now or at any time or times hereafter received, receivable or otherwise distributed in respect of or in exchange or substitution for any or all of the capital stock of Issuer owned or held beneficially or of record by Pledgor and/or all Rights pertaining or related thereto, including, without limitation, all dividends, cash and other payments and distributions of any kind whatsoever; and
(e) all proceeds of all of the foregoing.

Pledgor agrees to execute and deliver to Lender: (i) an assignment separate from certificate substantially in the form of Exhibit B hereto, undated and appropriately endorsed in blank, with respect to the Pledged Securities and any warrants or options for the purchase of capital stock of Issuer included in the Rights and (ii) such other documents of transfer as Lender may from time to time request to enable Lender to transfer, after the occurrence and during the continuance of an Event of Default, the Pledged Collateral into its name or the name of its nominee.

2. Security for Liabilities.  The Pledged Collateral secures the prompt and complete payment, performance and observance of all Obligations, including, without limitation, all obligations and liabilities of Pledgor hereunder, and the Borrowers and Guarantors under the Note, the Credit Agreement and the other Loan Documents (the Obligations, including all obligations and liabilities of Pledgor hereunder now or hereafter existing being hereinafter referred to collectively as the "Liabilities").

3. Perfection of Security Interest.  Subject to the provisions of Section 6.12 of the Credit Agreement, Pledgor agrees to (i) immediately deliver to Lender or Lender's nominee all certificates or other instruments evidencing any of the Pledged Collateral which may at any time come into the possession of Pledgor, (ii) instruct each "securities intermediary" (as defined in the UCC), if any, with whom Pledgor maintains an account reflecting Pledgor's ownership of any of the Pledged Collateral to note Lender's security interest in such Pledged Collateral on the books and records of such securities intermediary, (iii) execute and deliver a notice of Lender's Lien on the Pledged Collateral (which notice shall be in form and substance satisfactory to Lender and may request acknowledgment thereof from the addressee) to each third party which either has possession of the Pledged Collateral or any certificates evidencing any of the Pledged Collateral or otherwise has the ability under applicable law to transfer ownership of any of the Pledged Collateral (whether at the direction of Pledgor or otherwise), (iv) execute and deliver to Lender such financing statements as Lender may request with respect to the Pledged Collateral, and (v) take such other steps as Lender may from time to reasonably request to perfect Lender's security interest in the Pledged Collateral or any part thereof under applicable law.

4. Pledged Collateral Adjustments. If, during the term of this Agreement:

(a) any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Issuer, or any option, warrant or similar instrument included within the Pledged Collateral is exercised, or both, or

(b) any subscription warrants, options or other Rights shall be issued in connection with the Pledged Collateral,

then all new, substituted and additional shares, membership interests warrants, options, Rights or other capital stock, issued by reason of any of the foregoing, shall be immediately delivered to and held by Lender under the terms of this Agreement and shall constitute Pledged Collateral hereunder, subject to the provisions of Section 6.12 of the Credit Agreement; provided, that, nothing contained in this Section 4 is intended or shall be deemed or construed to permit any stock dividend, issuance of additional capital stock, warrants, options or other Rights, reclassification, readjustment or other change in the capital structure of any Issuer which is not expressly permitted in the Note and the Credit Agreement.

5. Additional Affiliates of Issuer.  If, during the term of this Agreement, Pledgor shall acquire any capital stock of any Subsidiary of Issuer, such Pledgor shall, upon the request of Lender, (i) immediately deliver such capital stock, and all certificates evidencing the same, to Lender to be held as additional collateral security for the prompt and complete payment, performance and observance of the Liabilities, (ii) promptly deliver to Lender a supplement to this Agreement, in such form and substance acceptable to Lender, duly completed, adding such Capital Stock and the name of such Subsidiary to Exhibit A attached hereto and (iii) promptly cause such Subsidiary to execute and deliver an acknowledgment and consent in such form and substance acceptable to Lender;  provided, however that if any delivery required by this Section 5 would result in a material adverse, incremental tax liability to the Pledgor or the Issuer under Section 956 of the Code, the deliveries pursuant to this Section 5 shall be limited to sixty-five percent (65%) of the capital stock of such Subsidiary of the Issuer, provided further, that at such time as an amendment of the Code to allow the pledge of a greater percentage of capital stock without adverse tax consequences, the Collateral shall include, and the security interest granted by the Pledgor to the Lender in and to such capital stock of such Subsidiary of the Issuer shall attach to, such greater percentage of capital stock.  For purposes hereof and the other Loan Documents, any references to the Pledged Collateral, from time to time, shall include the limitation as set forth above.

6. Subsequent Changes Affecting Pledged Collateral.  Pledgor hereby represents and warrants that it has made its own arrangements for keeping itself informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Lender shall not have any obligation to inform Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. Lender may, after the occurrence and during the continuance of a Default or an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the Lien created hereunder. In addition, Lender may at any time exchange certificates or other instruments representing or evidencing Pledged Collateral for certificates or other instruments of smaller or larger denominations.

7. Representations and Warranties. Pledgor hereby represents and warrants to Lender as follows:

(a) Pledgor is the sole legal and beneficial owner of the Pledged Securities, which constitute 100% of the issued and outstanding capital stock of the Issuer, free and clear of any lien or encumbrance, except for the Lien created by this Agreement;

(b) The capital stock issued by Issuer have in each case been duly authorized and validly issued and are fully paid and non-assessable;
(c) The Pledged Securities constitute one hundred percent (100%) of the issued and outstanding capital stock of Issuer which are all owned or held beneficially or of record by Pledgor;

Pledgor has full individual, trust or corporate power and authority, as the case may be, to enter into this Agreement and has the right to vote, assign, deposit, pledge and grant a Lien on or otherwise transfer the Pledged Collateral free and clear of any liens or encumbrances;

There are no restrictions upon the voting or other consensual rights associated with, or upon the transfer of, any of the Pledged Collateral other than restrictions imposed by applicable securities laws and regulations;

(f)No consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution or delivery by Pledgor of, or performance by Pledgor under, this Agreement or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally);

(g) The pledge of the Pledged Collateral pursuant to this Agreement, together with the delivery of the certificate evidencing the Pledged Securities, creates a valid and perfected first priority security interest in and Lien on the Pledged Collateral, in favor of Lender, securing the prompt and complete payment, performance and observance of the Liabilities; and

(h) Each of the powers granted by the Pledgor to the Lender pursuant to this Agreement is duly executed and gives Lender the authority it purports to confer.
(i) The Issuer is authorized to issue 100 shares of common stock with a par value of $0.01 per share.

8. Voting Rights.  During the term of this Agreement, and except as otherwise provided in this Section 8, Pledgor shall have the right to vote the Pledged Securities on all corporate, as the case may be, questions in a manner not inconsistent with the terms of this Agreement, the Note, the Credit Agreement or any of the other Loan Documents. After the occurrence and during the continuance of an Event of Default, Lender may, at Lender's sole option and following written notice from Lender to Pledgor, exercise all voting and other consensual powers and rights of any kind whatsoever pertaining to the Pledged Collateral or any part thereof, including the right to take action by shareholder or member consent, as applicable.

9. Dividends and Other Distributions.

(a)So long as no Event of Default shall have occurred and be continuing:

(i) Pledgor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Pledged Collateral, provided, that any and all:

(A) dividends and other distributions paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

(B) dividends and other distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

(C) cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, on account of, or in exchange for, any of the Pledged Collateral;

shall be Pledged Collateral, and shall be forthwith delivered to Lender to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for Lender, be segregated from the other property or funds of Pledgor, and be delivered immediately to Lender as Pledged Collateral in the same form as so received (with any necessary endorsements); provided that the Pledgor may make Restricted Payments to the extent permitted by Section 7.6 of the Credit Agreement; and

(ii) Lender shall execute and deliver (or cause to be executed and, delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to receive the dividends or interest payments which it is authorized to receive and retain pursuant to clause (i) above.

(b)After the occurrence and during the continuance of an Event of Default:

(i) All rights of Pledgor to receive the dividends or other distributions which it would otherwise be authorized to receive and retain pursuant to Section 9(a)(i) hereof shall cease, and all such rights shall thereupon become vested in Lender, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and other distributions;

(ii) All dividends and other distributions which are received by Pledgor contrary to the provisions of clause (i) of this Section 9(b) shall be received in trust for Lender, shall be segregated from other funds of Pledgor and shall be paid over immediately to Lender as Pledged Collateral in the same form as so received (with any necessary endorsements); and

Pledgor shall, upon the request of Lender at Pledgor's expense, do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

10. Transfers and Other Liens.  Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option or other Rights with respect to, any of the Issuer’s capital stock, or (ii) create or permit to exist any Lien or encumbrance upon or with respect to any of the Issuer’s capital stock, except for the Lien created hereunder.

11. Default; Remedies.

(a) An event of default hereunder, under the Note, the Credit Agreement or any of the other Loan Documents shall be deemed an Event of Default hereunder.  Lender shall have, in addition to any other rights given under this Agreement, the Note, the Credit Agreement or any other Loan Document or by applicable law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC. In addition, upon the occurrence and during the continuance of an Event of Default, Lender shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of Lender, or which Lender shall otherwise have the ability to transfer under applicable law, Lender may, in its sole discretion, without notice except as specified below, after the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as Lender may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free and clear from any subordinate claim, encumbrance or right of any kind whatsoever. Lender may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. Pledgor will pay to Lender all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof. Lender agrees to apply any proceeds of the sale of the Pledged Collateral to the Liabilities in accordance with the Note, the Credit Agreement and the Loan Documents and Pledgor shall remain liable for any deficiency following the sale of the Pledged Collateral.

(b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Lender will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by Pledgor as provided in Section 22 below at least ten (10) Business Days before the time of the sale or disposition; provided, that Lender may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

(c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, Pledgor agrees that after the occurrence of and during the continuance of an Event of Default, Lender may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Lender may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by Lender, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If Lender solicits such offers from not less than four (4) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral; provided, that this Section does not impose a requirement that Lender solicit offers from four or more investors in order for the sale to be commercially reasonable.

12. Security Interest Absolute.  The respective rights of Lender, the Liens created hereunder and all obligations of Pledgor, in each case hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Note, the Credit Agreement or any of the other Loan Documents;

(b) any change in the time, manner or place of payment of, or in any other term of, all, or any part of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Note, the Credit Agreement or any of the other Loan;

(c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Liabilities; or
(d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Liabilities or of this Agreement.

13. Lender Appointed Attorney-in-Fact.  Pledgor hereby appoints Lender its attorney-in-fact, with full authority, in the name of Pledgor or otherwise, after the occurrence and during the continuance of an Event of Default, from time to time in Lender's sole discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of each Issuer to the name of Lender or Lender's nominee

14. Waivers.  Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or the occurrence of any default with respect to any of the Liabilities, and all other notices to which Pledgor might otherwise be entitled, except as otherwise expressly provided herein, in the Note, the Credit Agreement or in any of the other Loan Documents.

15. Term.  This Agreement shall remain in full force and effect until the indefeasible payment in full of the Obligations and Liabilities. Upon the indefeasible payment in full (other than as a result of the sale of the Pledged Collateral), Lender will release the Lien created hereunder and, if it then has possession of any Pledged Securities, will deliver such Pledged Securities and the related powers to Pledgor free and clear of all Liens created in favor of Lender.

16. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

17. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Pledgor and Lender, and their respective successors and assigns.  Pledgor's successors and assigns shall include, without limitation, a receiver or successor trustee of or for Pledgor.

18. Governing Law. THE RIGHTS AND DUTIES OF PLEDGOR AND LENDER UNDER THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

19. Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

20. Further Assurances.  Pledgor agrees that it will cooperate with Lender and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as Lender may reasonably request from time to time in order to carry out the provisions and purposes of this Agreement.

21. Duty of Care.  Lender shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law, including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with such Lender's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in Lender’s possession. Without limiting the generality of the foregoing, Lender shall not be under any obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other persons but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of Pledgor, and shall constitute part of the Liabilities secured hereby.

22. Notices.  Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given (and deemed to have been given) in the manner and to the respective addresses set forth in the Credit Agreement.  Failure or delay in delivering copies of any such notice, demand, request, consent, approval, declaration or other communication to any persons designated in the Credit Agreement to receive copies shall in no way adversely affect the effectiveness of such notice or other communication.

23. Amendments, Waivers and Consents.  No amendment or waiver of any provision of this Agreement nor consent to any departure by any of Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

24. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

25. Execution in Counterparts.  This Agreement may be executed in any number of counterpart, each of which shall be an original, but all of which shall together constitute one and the same agreement. Any such counterpart which may be delivered by facsimile, email or similar electronic transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.

26. Merger.  This Agreement represents the final agreement of Pledgor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between Pledgor and Lender.

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IN WITNESS WHEREOF, Pledgor and Lender have each caused this Stock Pledge Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PLEDGOR:

The Female Health Company

By:        /s/  Mitchell S. Steiner, M.D.

Name:   Mitchell S. Steiner, M.D.

Title:     President and Chief Executive Officer

LENDER:

BMO Harris Bank N.A.

By:        /s/  Jaime Freeman

Name:   Jaime Freeman

Title:     Vice President